CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Dale Jarrett Racing Adventure, Inc. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2009 (the "Report") fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                 /s/ Timothy B. Shannon
                                 ----------------------
                                 Timothy B. Shannon
                                 Chief Executive Officer
                                 Chief Financial Officer

December 8, 2009